A Leading Owner-Operator of Senior Living Communities and Services Investor Presentation April 18th, 2022

Forward Looking Statements Forward Looking Statements: The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause Sonida Senior Living, Inc. (the “Company” and/or “Sonida”) actual results and financial condition to differ materially, including, but not limited to, the continued spread of COVID-19 and highly contagious variants and sub-lineages, including the speed, depth, geographic reach and duration of such spread, new information that may emerge concerning the severity of COVID-19, the actions taken to prevent or contain the spread of COVID- 19 or treat its impact, the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID-19 pandemic, and the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts, the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all including the transfer of certain communities managed by the Company on behalf of Welltower, Inc. the Company’s ability to improve and maintain controls over financial reporting and remediate identified material weakness; the risk of oversupply and increased competition in the markets in which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. For information about Sonida Senior Living, visit www.sonidaseniorliving.com 2

Non-GAAP Financial Measures Non-GAAP Financial Measures: This presentation contains the financial measures (1) Continuing Community Net Operating Income and (2) Continuing Community Net Operating Income Margin which are not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the following reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP. Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin are non-GAAP performance measures for the Company’s portfolio of 60 continuing communities that the Company defines as net income (loss) excluding: general and administrative expenses, interest income, interest expense, other income/expense, provision for income taxes, settlement fees and expenses, revenue and operating expenses from the Company’s disposed properties; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include facility lease expense, stock-based compensation expense, depreciation and amortization expense, long-lived asset impairment, gain/loss on facility lease modification and termination, gain on extinguishment of debt and loss on disposition of assets. The Company believes that presentation of Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin as performance measures are useful to investors because (i) they are some of the metrics used by the Company’s management to evaluate the performance of our core portfolio of 60 continuing communities, to review the Company’s comparable historic and prospective core operating performance of the 60 continuing communities, and to make day-to-day operating decisions; (ii) they provide an assessment of operational factors that management can impact in the short-term, namely revenues and the controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. Continuing Community Net Operating Income and Continuing Community Net Operating Income Margin have material limitations as a performance measure, including: (i) excluded interest is necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, amortization and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility lease termination, or debt extinguishment, non-cash stock-based compensation expense, and transaction and other costs, and such income/expense may significantly affect the Company’s operating results. 3

9% 91% Medicaid Private Pay 72 Communities 62 Owned1 10 Managed 6,000+ Residents Served 3,000+ Employees 79.0% 2021 Avg Occupancy2 60 owned communities 30+ Year History 4 72 Communities 11% 41% 48% Assisted Living Independent Living Memory Care 24% 20% 16% 11% 29% Texas Ohio Wisconsin Indiana Other Attractive Markets and Resident Demographic 2 Balanced Unit Mix Supports Target Market Profile 2 Attractive Private Pay Focus 2 15+ Communities 5 - 14 Communities < 5 Communities 6,974 Units 18 States OwnedManaged 1 Includes two communities acquired after 12/31/21 2 FY 2021 data for the Company's same-store 60 owned communities. Excludes data for 2 communities acquired after 12/31/21. See Forward Looking Statements on Page 2 Leading Operator of Senior Housing and Services

Accomplishments Q4 '21 and Subsequent Events

SONIDA™ SENIOR LIVING

FINANCIAL

- Successfully **raised $154.8 million** in capital through the issuance of Preferred Stock and Common Stock of the Company
- Completed an **$80 million refinancing** in March 2022 **addressing all debt maturities through mid-2024, reducing total debt by $38.5MM, reducing the blended interest rate for the 10 refinanced communities by 63 basis points, and reducing the corporate guarantee by ~$20MM**
- **Received $9.1 million in Phase 4 CARES Act funds** on April 12, 2022
- **Concluded that there is no longer substantial doubt of the Company's ability to continue as a going concern**

OPERATIONAL

- Year-over-year improvements for the Company's same-store, owned portfolio of communities (Q4 '21 compared to Q4 '20):
  - **Increased REVPAR approximately 5.3%, including a 390 basis point increase in occupancy**
  - **Grew REVPOR 20 basis points** to $3,594
- Sequential improvements for the Company's same-store, owned portfolio of communities (Q4 '21 compared to Q3 '21):
  - **Increased REVPAR approximately .9%, including a 30 basis point increase in occupancy**
  - **Grew REVPOR approximately 50 basis points**
- **Achieved January, February and March 2022 same-store average monthly occupancy of 82.0%, 82.2% and 82.6% respectively, demonstrating continued occupancy improvement from the COVID-pandemic low point of 75.3% reported in February 2021**

GROWTH

- **Acquired two senior living communities in Indiana** in February 2022 for $12.3 million in an all-cash transition
- **Added 3 Ventas communities** in AR to the managed portfolio
- **Named Kevin Detz, CPA as Executive Vice President and Chief Financial Officer**, effective May 1, 2022

See Forward Looking Statements on Page 2

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2019-2021 Balance Sheet and Operational Transformation Achieved

Sonida™ SENIOR LIVING

2019 – 2021 Strategy

FINANCIAL

- ✓ Exit Leases
- ✓ Reset Debt
- ✓ Right Size Portfolio

OPERATIONAL

- ✓ Stabilize
- ✓ Invest
- ✓ Nurture
- ✓ Grow

Closed Strategic Investment Transaction Raising $154.8MM

- Fortified balance sheet and capitalized Company for future growth
- Provided capital to position towards stable, sustainable growth and benefit from the ongoing senior housing COVID recovery and attractive demographics

Addressed Debt Maturities

- Retired or refinanced all debt maturities through mid-2024

Reshaped Portfolio

- Exited all NNN leases: eliminated $253MM in lease liabilities; improved annual cash flow by at least $22MM
- Exited unprofitable markets and communities: eliminated $230.5MM of debt and improved annual cash flow by at least $11MM[1]
- Expanded Ventas relationship with three additional managed communities
- Acquired 2 communities, further strengthening supporting market position in Indiana

Demonstrated Operational Momentum

- Maintained strong performance during COVID-19 pandemic due to strong infection control process and high-performing clinical and operational teams.
- Pandemic recovery driven by strong improvements in occupancy, rate and total revenue sequentially in Q2, Q3 and Q4 2021.
- Occupancy has recovered to within 130 basis points of Q1'2020 as of Q1 2022, industry remains 670 basis points behind Q1 2020 over the same period[2]
- Differentiated resident care programs introduced in more than 80% of Sonida communities
- Reputation scores and resident satisfaction above pre-pandemic levels due to leadership retention and ongoing investment in training and development across operations, clinical and sales teams.

[1] Includes 18 communities returned to FNMA and sales of 3 communities

[2] Based on NIC Map Vision data released 4/14/2022

See Forward Looking Statements on Page 2 6

2022 Strategic Priorities 7 Continued development of a people-centered culture and resident programming Strength of local and regional leadership drives staff retention and resident satisfaction Enhance revenue growth through investment in the resident experience and community physical plant Improved offerings developed for memory care, resident wellness and culinary experience Capital improvements completed throughout 2022 support continued occupancy growth Improve margin flow-through with strategic staffing solution and enhanced purchasing practices Recruiting, retention and flexible staffing initiatives optimize wage scale investments and reduce premium staffing costs See Forward Looking Statements on Page 2

Q4 and Full Year 2021 Financial Comparisons

SONIDA™ SENIOR LIVING

	4Q21	3Q21	4Q20	FY 2021	FY 2020
Average Occupancy	81.3%	81.0%	77.4%	79.0%	80.5%
RevPOR	$ 3,594	$ 3,578	$ 3,586	$ 3,557	$ 3,586
Revenue (1)	$ 49.4	$ 49.0	$ 46.9	$ 189.8	$ 195.1
Adjusted Operating Expenses (2)	$ 40.4	$ 38.7	$ 35.9	$ 151.6	$ 141.2
NOI (60 Properties) (3)	$ 9.0	$ 10.3	$ 11.1	$ 38.3	$ 53.9
NOI Margin (3)	18.3%	21.0%	23.6%	20.2%	27.6%

$ in Millions except RevPOR

(1) Resident Revenue from continuing communities excludes $19.3 million and $152.0 million for the quarter and year ended December 31, 2020, respectively, and relates to revenues earned in the operations of the 18 Fannie Mae communities that are in the process of transitioning legal ownership, leased communities whose master lease agreements or excess cash flow leases were terminated on or before December 31, 2020 and two owned communities sold to third parties during fiscal 2020. Resident Revenue is not calculated in accordance with GAAP. Refer to reconciliation of non-GAAP measures. See Non-GAAP financial measures disclosure on slide three of this presentation.

(2) Adjusted operating expense is calculated as operating expense excluding professional fees, settlement expense, non-income tax, non-property tax, casualty gains and losses, operating expense for non-continuing communities and other expenses. Operating expense for non-continuing communities relate to operating expenses incurred in the operations of leased communities whose master lease agreements or excess cash flow leases were terminated on or before December 31, 2020 and two owned communities sold to a third party during fiscal 2020. Other expenses include corporate operating expenses not allocated to the 60 continuing communities. Adjusted operating expense is not calculated in accordance with GAAP. See Non-GAAP financial measures disclosure on slide three of this presentation.

(3) See Non-GAAP financial measures disclosure on slide three of this presentation. Continuing Community net operating income ("NOI 60 Continuing") is not calculated in accordance with GAAP.

* Results for the Company's 60 owned communities.

Key Takeaways

- Average occupancy **increased 584 basis points** between March '21 and December '21 as a result of continued recovery from the effects of the COVID-19 pandemic.

Mar '21 (4)	75.5	
Dec '21	81.3	↑ 584bps

- Q4'21 average rent was sequentially $16 more per occupied unit than Q3'21.
- Q4'21 resident revenue increased $0.4 million from Q3'21 driven by an occupancy increase of 30 basis points coupled with an increase in average monthly rent from $3,578 in Q3'21 to $3,594 in Q4'21.
- Labor costs increased 6.1% sequentially from Q3'21 and 11.1% from Q4'20; with the sequential increase largely due to an increase in contract labor in the challenging labor market.
- Q4'21 NOI Margin was 18.3% compared to 21.0% Q3'21 as revenue increases were more than offset by increased operating expense.

Find your joy here.

See Forward Looking Statements on Page 2 8

Favorable Move-in Trends Continue


Leads
Jan '20
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Tours
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Move Ins
Jan '20
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Move Outs
Jan '20
Feb '20
Mar '20
Apr '20
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Data for 60 Sonida Senior Living owned communities

See Forward Looking Statements on Page 2

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83 .7% 81 .5% 79 .3% 77 .4% 82 .9% 80 .6% 78 .6% 76 .5 % Q1 '20 Q2 '20 Q3 '20 Q4 '20 Average Occupancy End of Period Spot Occupancy Steady Occupancy Rebound 10 75 .8% 75 .3% 75 .5% 76 .9% 78 .2% 79 .1% 80 .4% 81 .2% 81 .4% 81 .2% 81 .2% 81 .6% 82 .0% 82 .2% 82 .6% 75 .7% 75 .3% 76 .7% 78 .5% 79 .3% 80 .9% 81 .8% 82 .3% 82 .5% 82 .3% 81 .7% 82 .6% 83 .2% 83 .4% 83 .8 % Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Jan '22 Feb '22 Mar '22 85 .7% 85 .0% 84 .5% 84 .4 % Q1 '19 Q2 '19 Q3 '19 Q4 '19 Quarterly - Pandemic Quarterly – Pre- Pandemic (1) Occupancy for 60 owned pro-forma communities (2) Jan ‘22 excludes 20 units under conversion 75 .5% 78 .1% 81 .0% 81 .3% 76 .7% 79 .7% 82 .2% 82 .2 % Q1 '21 Q2 '21 Q3 '21 Q4 '21 Monthly – Pandemic Recovery Quarterly – Pandemic Recovery See Forward Looking Statements on Page 2

Sequential Occupancy and Revenue Growth During Pandemic Recovery Occupancy Revenue Net Operating Income Margin(1) Average Rent (1) See Non-GAAP financial measures disclosure on slide three of this presentation. Continuing Community net operating income (“NOI 60 Continuing”) is not calculated in accordance with U.S. GAAP. Data for 60 Owned Communities COVID-19 COVID-19 COVID-19 COVID-19 Recovery Recovery Recovery Recovery See Forward Looking Statements on Page 2 11

$576 $189 Current Improved, Sustainable Capital Structure See Forward Looking Statements on Page 2 $154.8MM capital raise significantly enhanced the capital structure and positioned the Company for future growth $41 (1) Current equity and enterprise value based on share price and balance sheet data as of 12/31/21. Debt includes mortgage notes payable and excludes $32.0MM of debt associated with 2 communities in process of transferring ownership to Fannie Mae $806 81% Net Debt / Enterprise Value YE 2021 Capital Structure ($MM) • The successful completion of a $154.8MM capital raise represents a major step in rightsizing the Company’s capital structure • All near-term debt maturities were successfully refinanced with the $80MM debt refinancing completed in March 2022 • Reduced total debt by $38.5 MM • Reduced the blended interest rate for the 10 refinanced communities by 63 basis points • Reduced the corporate guarantee by ~$20 MM • Leverage has been reduced to a more sustainable level, providing significant benefits: ‒ Immediately addressed going concern issues ‒ Adequately capitalized the company to navigate an uncertain post-COVID operating environment ‒ Increased market capitalization and enhanced liquidity for common shareholders ‒ Created a path to a sustainable long-term capital structure that is necessary to attract future equity Net Debt Convertible Preferred Common Equity (1) 12

Q4 Key Takeaways 13See Forward Looking Statements on Page 2(1) NOI Margin is not calculated in accordance with U.S. GAAP. See Non-GAAP financial measures disclosure on slide three of this presentation. Recent Positive Momentum Continued occupancy gains; Q4 Average 81.3% (30 bps Increase compared to Q3 ‘21) in traditionally challenging quarter Sequential revenue growth of 1% in Q4 ‘21 compared to Q3 ’21 Average rate increased from $3,578 in the third quarter of 2021 to $3,594 for the fourth quarter of 2021 Near-Term Operating Environment  Leadership retention in challenging operating environment remains primary focus  Inflationary pressures: wage, food, and supplies continue to fluctuate with economic uncertainty  Occupancy growth continued in Q4 with positive rate trends supporting expectation for NOI growth in 2022 Long Term Outlook  Sharply accelerating growth of 80+ cohort: 4.1% population CAGR expected from 2020 to 20301  High cost of construction materials and continued labor market pressures limits new supply expectations for 2022  Strategic investment transaction completed in Q4 to improve liquidity, stabilize balance sheet and provide growth capital

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